EXHIBIT 24.1 - DIRECTORS' POWERS OF ATTORNEY


                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.



     Dated this 11th day of March, 1998.




                                                     /s/  Dale P. Kramer
                                                     -------------------------
                                                     Dale P. Kramer


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

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.


     Dated this 11th day of March, 1998.




                                             /s/  William J. Podany
                                             ----------------------------
                                             William J. Podany

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

     Dated this 11th day of March, 1998.




                                                /s/  William J. Tyrrell
                                                -----------------------------
                                                William J. Tyrrell

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

     Dated this 11th day of March, 1998.




                                             /s/  Jack W. Eugster
                                             --------------------------
                                             Jack W. Eugster

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

     Dated this 11th day of March, 1998.




                                             /s/  James L. Reinertsen, M. D.
                                             ----------------------------------
                                             James L. Reinertsen, M. D.

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

     Dated this 11th day of March, 1998.




                                             /s/  Stephen E. Watson
                                             -----------------------------
                                             Stephen E. Watson

                          DIRECTOR'S POWER OF ATTORNEY


     The undersigned director of ShopKo Stores, Inc. designates each of Richard
D. Schepp and David A. Liebergen, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing his name and on his behalf the ShopKo Stores, Inc. Form 10-K for the fiscal year ended January 31, 1998 and any related amendments and/or supplements; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable ShopKo Stores, Inc. to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission; and (iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form 10-K and any related amendments and/or supplements thereto.

     Dated this 11th day of March, 1998.




                                             /s/  Jeffrey C. Girard
                                             ---------------------------
                                             Jeffrey C. Girard